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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (date of earliest event reported): March 8, 2005

                        Phibro Animal Health Corporation
             (Exact name of registrant as specified in its charter)

         New York                      333-64641               13-1840497
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)

                               65 CHALLENGER ROAD
                        RIDGEFIELD PARK, NEW JERSEY 07660
               (Address of principal executive offices) (Zip Code)

                                 (201) 329-7300
              (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

   Phibro Animal Health Corporation (the "Company"), and its indirect wholly owned subsidiary, Philipp Brothers Netherlands III B.V., issued a press release on March 8, 2005, announcing the extension until 5:00 p.m., New York City time, on March 9, 2005, of their offer to issue units consisting of their 13% Senior Secured Notes due 2007 registered under the Securities Act of 1933 in exchange for unregistered units consisting of their 13% Senior Secured Notes due 2007, as described in their Prospectus dated March 2, 2005, amending their Prospectus dated February 4, 2005. The terms of the new securities are substantially identical to those of the outstanding securities, except that the transfer restrictions and registration rights applicable to the outstanding securities do not apply to the securities to be issued in the exchange offer, which have been registered under the Securities Act of 1933. Approximately 99% of the outstanding securities had been tendered as of the time the press release was issued. A copy of the press release is attached as Exhibit 99.1 to this Report.

   HSBC Bank USA, National Association is the Exchange Agent for the exchange offer.

   The information being furnished under Item 7.01 of this Report shall not be considered "filed" for purposes of the Securities and Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.        Description
-----------        -----------
99.1               Press Release issued March 8, 2005


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PHIBRO ANIMAL HEALTH CORPORATION


Dated: March 8, 2005                     By:     /s/ Richard G. Johnson
                                            ---------------------------------
                                                     Richard G. Johnson
                                                     Chief Financial Officer


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                                  Exhibit Index

Exhibit No.        Description
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99.1               Press release dated March 8, 2005